Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    April 30, 2017

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	5/31/2017	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    April 1, 2017 to April 30, 2017

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$5,476,934.56	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	832,068.15		14,654,827.93
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$832,068.15		$14,654,827.93

3.	Cash Disbursements
	Operations	1,287,848.66		19,381,326.90
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	283.43		36,063.18

	Total Cash Disbursements	$1,288,132.09		$19,671,711.68

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(456,063.94)		(5,016,883.75)

5.	Ending Cash Balance (to Form 2-C)	$5,020,870.62	(2)	$5,020,870.62	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	4,256,716.55

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	ANB Bank - 2000007113	573,867.82

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$5,020,870.62	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    April 1, 2017 to April 30, 2017

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
4/5/2017	John Lockridge	Joint interest billing reimbursement	$979.96
4/5/2017	GMT Exploration Co., LLC	Revenue - non-operated properties	2,884.29
4/5/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,694.89
4/5/2017	Continental Resources, Inc.	Revenue - non-operated properties	1,904.68
4/5/2017	Sheridan Production Co., LLC	Joint interest billing reimbursement	54.20
4/5/2017	BreitBurn Operating LP	Revenue - non-operated properties	6,286.42
4/5/2017	Statoil Oil & Gas LP	Joint interest billing reimbursement	3,637.27
4/5/2017	Peak Powder River Resoures LLC	Revenue - non-operated properties	144.30
4/5/2017	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	1,007.99
4/5/2017	Carbon Creek Energy, LLC	Revenue - non-operated properties	1,083.45
4/5/2017	URBAN OIL & GAS GROUP, LLC	Revenue - non-operated properties	662.24
4/5/2017	Hilcorp Energy Company	Revenue - non-operated properties	718.74
4/12/2017	Chinn Family LTD Partnership	Joint interest billing reimbursement	9.36
4/12/2017	Jackal Oil Company	Joint interest billing reimbursement	1.87
4/17/2017	Oasis Petroleum North America	Revenue - non-operated properties	1,122.32
4/17/2017	John Lockridge	Joint interest billing reimbursement	6,402.06
4/17/2017	Wind River Resources	Joint interest billing reimbursement	16.02
4/17/2017	Cajun-Ivy Investments	Joint interest billing reimbursement	6.95
4/17/2017	PetroHill Resources, LLC	Joint interest billing reimbursement	6.09
4/17/2017	HHE - AS - 2005	Joint interest billing reimbursement	3.74
4/17/2017	Thunder Oil and Gas	Joint interest billing reimbursement	1.41
4/19/2017	McKenzie County Recorder	Misc Fee Refund	59.00
4/19/2017	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	600.35
4/19/2017	Black Bear Oil Corp.	Revenue - non-operated properties	3.17
4/20/2017	XTO Energy	Revenue - non-operated properties	4,509.16
4/25/2017	WESTERN SUBSURFACE LLC	Misc - Office Rent Reimbursement	200.00
4/25/2017	Moncrief Royalty Account	Revenue - non-operated properties	102.01
4/25/2017	Cimarex Energy Co.	Revenue - non-operated properties	96.62
4/25/2017	EOG Resources, Inc.	Revenue - non-operated properties	68.43
4/25/2017	XTO Energy	Revenue - non-operated properties	857.57
4/27/2017	ConocoPhillips Company	Revenue - non-operated properties	31,976.82
4/28/2017	THE BUCKNER COMPANY	Insurance refund	1,885.00
4/28/2017	Eighty-Eight Oil LLC	Revenue - non-operated properties	175.28
4/28/2017	XTO Energy	Revenue - non-operated properties	837.97
4/28/2017	RESOURCE DEVELOPMENT	Gas Imbalance Cash Out	294.92
4/28/2017	Warren Resources, Inc.	Joint interest billing reimbursement	51,766.30
4/28/2017	Warren Resources, Inc.	Joint interest billing reimbursement	54,575.34
4/28/2017	Wind River Resources	Joint interest billing reimbursement	16.18
4/28/2017	ANB BANK	Misc - ANB Bank interest	283.43
4/28/2017	Summit Energy LLC	Revenue - operated properties	650,642.91
4/28/2017	RV checks voided	Voided Revenue Checks	4,228.17
4/28/2017	Skyline Motors	Voided AP Check	173.20

		Total Cash Receipts	$831,980.08	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    April 1, 2017 to April 30, 2017

CASH RECEIPTS DETAIL	Account No:	2000007113

 (attach additional sheets as necessary)

Date	Payer	Description	Amount

4/28/2017	ANB Bank	April 2017 interest	88.07

		Total Cash Receipts - Operations	$88.07	(1)

Total Cash Receipts	$88.07	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    April 1, 2017 to April 30, 2017

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
4/5/2017	46667	361 Services Inc	General and administrative expenses	$4,868.75
4/5/2017	46668	All American Records	General and administrative expenses	337.98
4/5/2017	46669	Alsco	Field operating expenses	597.99
4/5/2017	46670	Baggs Testing & Rental Inc.	Field operating expenses	6,502.88
4/5/2017	46671	Cantorco, Inc.	General and administrative expenses	5,000.00
4/5/2017	46672	Carbon County Treasurer	Payment of taxes	563.18
4/5/2017	46673	DNOW03	Field operating expenses	18,040.66
4/5/2017	46674	Davis Construction	Field operating expenses	1,734.85
4/5/2017	46675	Homax Oil Sales Inc.	Field operating expenses	173.09
4/5/2017	46676	KLX Energy Services LLC	Field operating expenses	456.00
4/5/2017	46677	Kel-Tech, Inc.	Field operating expenses	7,111.83
4/5/2017	46678	Manager of Finance	General and administrative expenses	12.00
4/5/2017	46679	Netherland Sewell & Assoc.,Inc	General and administrative expenses	12,014.41
4/5/2017	46680	Roberto Lopez-Zaragoza	Employee expense reimbursement	123.21
4/5/2017	46681	Rocky Mountain Power	Field operating expenses	129,454.20
4/5/2017	46682	Shelco	Field operating expenses	209.60
4/5/2017	46683	Union Telephone Company	Field operating expenses	1,203.74
4/5/2017	46684	Warren Energy Services	Joint interest billing payment	60,293.51
4/5/2017	46685	Warren Resources, Inc.	Joint interest billing payment	138,047.66
4/5/2017	46686	Winchester Well Service, Inc.	Field operating expenses	9,961.38
4/5/2017	46687	ZOCO Unlimited, Inc.	Field operating expenses	750.00
4/13/2017	46688	361 Services Inc	General and administrative expenses	6,275.00
4/13/2017	46689	C&G Roustabout Services, LLC	Field operating expenses	2,776.58
4/13/2017	46690	Cameron	Field operating expenses	1,690.90
4/13/2017	46691	Complete Energy Services, Inc.	Field operating expenses	275.40
4/13/2017	46692	Culligan, Inc.	General and administrative expenses	32.33
4/13/2017	46693	DNOW03	Field operating expenses	474.57
4/13/2017	46694	Department of Revenue	Business license fees and/or taxes	50.00
4/13/2017	46695	Department of Revenue	Business license fees and/or taxes	25.00
4/13/2017	46696	Dubois Telephone Exchange	Field operating expenses	239.23
4/13/2017	46697	Dustin Habel	Employee expense reimbursement	171.31
4/13/2017	46698	EON Office	General and administrative expenses	410.51
4/13/2017	46699	FireSteel Well Service Inc	Field operating expenses	818.61
4/13/2017	46700	GTT Communications, Inc	General and administrative expenses	784.50
4/13/2017	46701	Homax Oil Sales Inc.	Field operating expenses	1,980.46
4/13/2017	46702	KLX Energy Services LLC	Field operating expenses	1,553.00
4/13/2017	46703	Mel's Water Service, Inc.	Field operating expenses	260.00
4/13/2017	46704	Montex Drilling Company	Joint interest billing payment	649.25
4/13/2017	46705	Neofirma, Inc.	General and administrative expenses	6,646.00
4/13/2017	46706	Office of State Lands & Invest	Payment of royalties/overrides	4,900.53
4/13/2017	46707	Oil & Gas Conservation Comm.	Conservation Tax - November 2015	334.88

4/13/2017	46708	Origins Laboratory, Inc	Field operating expenses	75.00
4/13/2017	46709	PMI, Inc.	Field operating expenses	55.50
4/13/2017	46710	Powder River Energy Group	Field operating expenses	215.70
4/13/2017	46711	REDDOG Systems Inc.	General and administrative expenses	1,181.00
4/13/2017	46712	Rawlins Automotive, Inc.	Field operating expenses	171.78
4/13/2017	46713	Robidoux Oilfield Services	Field operating expenses	1,199.55
4/13/2017	46714	Seaport Global Securities LLC	General and administrative expenses	51,989.99
4/13/2017	46715	Shelco	Field operating expenses	1,851.13
4/13/2017	46716	Utah State Tax Commission	Business license fees and/or taxes	100.00
4/13/2017	46717	Verizon Wireless	Field operating expenses	75.45
4/13/2017	46718	Winchester Well Service, Inc.	Field operating expenses	9,801.82
4/13/2017	46719	Wyoming Secretary of State	Business license fees and/or taxes	2,150.80
4/13/2017	46720	Zedi	Field operating expenses	4,045.30
4/20/2017	46721	361 Services Inc	General and administrative expenses	3,657.50
4/20/2017	46722	Alsco	Field operating expenses	596.40
4/20/2017	46723	Anchor Services, Inc.	Field operating expenses	357.50
4/20/2017	46724	C&G Roustabout Services, LLC	Field operating expenses	1,058.08
4/20/2017	46725	CSI Compressco Inc.	Field operating expenses	12,108.78
4/20/2017	46726	Cantorco, Inc.	General and administrative expenses	2,000.00
4/20/2017	46727	Complete Energy Services, Inc.	Field operating expenses	3,200.00
4/20/2017	46728	Computershare Trust Co, Inc.	General and administrative expenses	543.82
4/20/2017	46729	Davis Construction	Field operating expenses	1,877.00
4/20/2017	46730	Davis Family Inc.	Field operating expenses	518.83
4/20/2017	46731	Knigge Trucking	Field operating expenses	840.00
4/20/2017	46732	Konica Minolta	General and administrative expenses	784.42
4/20/2017	46733	Kutner Brinen Garber, P.C.	Legal and professional fees - Unsecured Creditors	14,486.31
4/20/2017	46734	NOV Process & Flow	Field operating expenses	6,654.15
4/20/2017	46735	Norco, Inc	Field operating expenses	189.87
4/20/2017	46736	PDS Energy Information Inc.	General and administrative expenses	286.96
4/20/2017	46737	RapidScale, Inc.	Field operating expenses	250.00
4/20/2017	46738	Roberto Lopez-Zaragoza	Employee expense reimbursement	23.30
4/20/2017	46739	Skyline Motors Inc.	Field operating expenses	457.69
4/20/2017	46740	U. S. Trustee	Bankruptcy Fee	9,750.00
4/20/2017	46741	Winchester Well Service, Inc.	Field operating expenses	10,144.03
4/20/2017	46742	Zedi	Field operating expenses	4,221.52
4/20/2017	46743	Wyoming Machinery Comp.	Field operating expenses	12,891.10
4/28/2017	46744	361 Services Inc	General and administrative expenses	6,883.50
4/28/2017	46745	Alsco	Field operating expenses	418.80
4/28/2017	46746	Anadarko E&P Onshore LLC	Joint interest billing payment	2,605.47
4/28/2017	46747	Bracewell LLP	Legal and professional fees	27,153.66
4/28/2017	46748	BreitBurn Operating LP	Joint interest billing payment	4,272.49
4/28/2017	46749	Burlington Resources	Joint interest billing payment	21,710.11
4/28/2017	46750	Cantorco, Inc.	General and administrative expenses	2,000.00
4/28/2017	46751	ConocoPhillips Company	Fire Insurance Settlement	35,949.01
4/28/2017	46752	Continental Resources, Inc.	Joint interest billing payment	23.43
4/28/2017	46753	DNOW03	Field operating expenses	12,200.41
4/28/2017	46754	Faegre Baker Daniels LLP	Legal and professional fees - Lender counsel	5,992.10
4/28/2017	46755	FireSteel Well Service Inc	Field operating expenses	3,725.88
4/28/2017	46756	GMT Exploration Comp. LLC	Joint interest billing payment	3,685.57
4/28/2017	46757	Homax Oil Sales Inc.	Field operating expenses	6,037.15
4/28/2017	46758	KLX Energy Services LLC	Field operating expenses	686.55
4/28/2017	46759	Kel-Tech, Inc.	Field operating expenses	7,424.34

4/28/2017	46760	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	9.94
4/28/2017	46761	Linn Energy LLC	Joint interest billing payment	326.25
4/28/2017	46762	Oil & Gas Conservation Comm.	Conservation Tax - November 2015	8.92
4/28/2017	46763	Omimex Petroleum Inc	Joint interest billing payment	3.29
4/28/2017	46764	Patrick R. Sheehan	Field operating expenses	700.00
4/28/2017	46765	PayFlex Systems USA, Inc.	General and administrative expenses	100.00
4/28/2017	46766	RPA Advisors, LLC	Legal	16,415.00
4/28/2017	46767	Rosemont WTC Denver	General and administrative expenses	7,500.00
4/28/2017	46768	Source Equipment	Field operating expenses	1,140.56
4/28/2017	46769	Statoil Oil & Gas LP	Joint interest billing payment	2,452.50
4/28/2017	46770	URBAN OIL & GAS GROUP, LLC	Joint interest billing payment	538.52
4/28/2017	46771	Warren Energy Services	Joint interest billing payment	66,331.59
4/28/2017	46772	Warren Resources, Inc.	Joint interest billing payment	127,819.16
4/28/2017	46773	Whiting Oil & Gas Corp.	Joint interest billing payment	34.03
4/28/2017	46774	Zedi	Field operating expenses	619.40
4/28/2017	46775	Anne Wilcoxson	Payment of royalties/overrides	252.80
4/28/2017	46776	Belinda R. Ervin	Payment of royalties/overrides	126.40
4/28/2017	46777	Charlene A. Carpenter	Payment of royalties/overrides	215.72
4/28/2017	46778	Corinthian Believer Fellowship	Payment of royalties/overrides	1,011.20
4/28/2017	46779	Fritz I. Merback	Payment of royalties/overrides	51.58
4/28/2017	46780	Janice Bacon Walker	Payment of royalties/overrides	252.80
4/28/2017	46781	Kfrt	Payment of royalties/overrides	89.88
4/28/2017	46782	Lubnau, LLC	Payment of royalties/overrides	212.35
4/28/2017	46783	M. G. Cook	Payment of royalties/overrides	106.17
4/28/2017	46784	Mark Merback	Payment of royalties/overrides	51.58
4/28/2017	46785	Mullinnix LLC	Payment of royalties/overrides	921.32
4/28/2017	46786	Paula Kay Herzog	Payment of royalties/overrides	126.40
4/28/2017	46787	Ricki Jo Eslinger	Payment of royalties/overrides	51.58
4/28/2017	46788	Wesley R. Clark	Payment of royalties/overrides	252.80
4/28/2017	46789	William C. Eiland	Payment of royalties/overrides	505.59
4/30/2017	46790	Anne Wilcoxson	Payment of royalties/overrides	221.12
4/30/2017	46791	Belinda R. Ervin	Payment of royalties/overrides	110.55
4/30/2017	46792	Charlene A. Carpenter	Payment of royalties/overrides	188.69
4/30/2017	46793	Corinthian Believer Fellowship	Payment of royalties/overrides	884.47
4/30/2017	46794	Fritz I. Merback	Payment of royalties/overrides	48.21
4/30/2017	46795	Janice Bacon Walker	Payment of royalties/overrides	221.13
4/30/2017	46796	Kfrt	Payment of royalties/overrides	78.61
4/30/2017	46797	Lubnau, LLC	Payment of royalties/overrides	185.74
4/30/2017	46798	M. G. Cook	Payment of royalties/overrides	92.86
4/30/2017	46799	Mark Merback	Payment of royalties/overrides	48.21
4/30/2017	46800	Mullinnix LLC	Payment of royalties/overrides	805.85
4/30/2017	46801	Paula Kay Herzog	Payment of royalties/overrides	110.55
4/30/2017	46802	Ricki Jo Eslinger	Payment of royalties/overrides	48.21
4/30/2017	46803	Wesley R. Clark	Payment of royalties/overrides	221.12
4/30/2017	46804	William C. Eiland	Payment of royalties/overrides	442.24
4/7/2017	EFT	Co-Advantage	Payroll 4.7.17	61,268.88
4/21/2017	EFT	Co-Advantage	Payroll 4.21.17	62,810.49
4/1/2017	debit card	Towne Park	General and administrative expenses	722.99
4/3/2017	debit card	SPL, Inc.	General and administrative expenses	855.00
4/7/2017	debit card	CED Inc.	Field operating expenses	865.68
4/10/2017	debit card	CED Inc.	Field operating expenses	112.70
4/8/2017	debit card	UPS	General and administrative expenses	36.63
4/1/2017	debit card	UPS	General and administrative expenses	36.24
4/3/2017	debit card	Office of Natural Resources	Payment of royalties/overrides	79,301.06

4/12/2017	debit card	Colorado Secretary of State	Business license fees and/or taxes	10.00
4/14/2017	debit card	Wyoming Secretary of State	Business license fees and/or taxes	52.00
4/12/2017	debit card	Wyoming Secretary of State	Business license fees and/or taxes	52.00
4/10/2017	debit card	Croft Production Systems, Inc	Field operating expenses	3,130.00
4/14/2017	debit card	Wyoming Secretary of State	Business license fees and/or taxes	52.00
4/25/2017	debit card	Wyoming Depart of Revenue	Severance Tax	39,493.57
4/19/2017	debit card	Copier Supply Store	General and administrative expenses	145.96
4/19/2017	debit card	CED Inc.	Field operating expenses	284.42
4/24/2017	debit card	CED Inc.	Field operating expenses	218.15
4/26/2017	debit card	CED Inc.	Field operating expenses	43.04
4/20/2017	debit card	Francotyp-Postalia, Inc.	General and administrative expenses	590.00
4/18/2017	debit card	UPS	General and administrative expenses	23.17
4/20/2017	debit card	Microsoft	General and administrative expenses	113.96
4/24/2017	debit card	Office of Natural Resources	Payment of royalties/overrides	77,312.10

			Total Cash Disbursements - Operating	$1,287,848.66	(1)

			Total Cash Disbursements	$1,287,848.66

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    April 30, 2017

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$5,020,871	$10,037,754
Accounts Receivable (from Form 2-E)		1,286,205	1,843,543
Receivable from Officers, Employees, Affiliates		(556,876)	408,716
Inventory		2,209,303	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,496	303,393
	Prepaid expenses and deposits	292,534	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$8,535,533	$15,501,971

Fixed Assets (at cost):
Land		$1,169,021	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,557,935	166,099,098
Total Fixed Assets		167,726,956	167,268,109
Less: Accumulated Depreciation		(119,017,309)	(107,050,551)
Net Fixed Assets		$48,709,647	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$62,722,182	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,333,568	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		312,397	-
Post-petition Taxes Payable (from Form 2-E)		651,472	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	250,047	-
	Other accrued liabilities and expenses	951,133	-
Total Post Petition Liabilities		3,498,617	$2,548

Pre Petition Liabilities:
Secured Debt		41,099,202	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,705,478	11,429,928
Total Pre Petition Liabilities		51,915,959	54,482,954

TOTAL LIABILITIES		$55,414,576	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(19,298,304)	-
TOTAL OWNERS' EQUITY		$7,307,606	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$62,722,182	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    April 1, 2017 to April 30, 2017

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$732,188	$12,615,616
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$732,188	$12,615,616

Cost of Goods Sold	726,590	13,623,265

Gross Profit	$5,598	$(1,007,649)

Operating Expenses:
Officer Compensation	$16,346	$722,096
Selling, General and Administrative	61,752	1,846,468
Rents and Leases	7,300	164,763
Depreciation, Depletion and Amortization	675,192	11,966,760
Other (list):	0	0
	0	0

Total Operating Expenses	$760,590	$14,700,087

Operating Income (Loss)	$(754,992)	$(15,707,736)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	123	4,305
Interest Expense	(49,851)	(1,184,416)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(49,728)	$(1,397,233)

Reorganization Expenses
Legal and Professional Fees	$46,814	$2,131,783
Other Reorganization Expense	9,750	61,552

Total Reorganization Expenses	$56,564	$2,193,335

Net Income (Loss) Before Income Taxes	$(861,284)	$(19,298,304)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(861,284)	$(19,298,304)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    April 1, 2017 to April 30, 2017

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$-	13,435	(13,435)	$-
Employee FICA taxes withheld	$-	7,183	(7,183)	$-
Employer FICA taxes	$-	7,396	(7,396)	$-
Unemployment taxes	$-	2	(2)	$-
Other:____________________	$-	0		$-
State
Sales, use & excise taxes	$-	0		$-
Unemployment taxes	$-	1,021	(1,021)	$-
Other:_state income tax withheld	$-	2,192	(2,192)	$-
Local
Personal property taxes	$497,307	55,125	(563)	$551,868
Real property taxes	$-	0		$-
Other:_Severance, Conservation and Occupational Taxes	$92,619	46,881	(39,896)	$99,604
			Total unpaid post-petition taxes	$651,472
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2017	10/1/2017
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2017	10/1/2017
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2017	10/1/2017
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    April 1, 2017 to April 30, 2017

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	0	0	0	42,294	42,294
Post-petition receivables	1,166,825	0	359	76,726	1,243,911
Total	1,166,825	0	359	119,020	1,286,205

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	450,662	39,538	45,364	798,004	1,333,568
Other Payables					0
Total	450,662	39,538	45,364	798,004	1,333,568

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$20,322	$0		$124,990
Counsel for Unsecured					$0
Creditors' Committee		$1,790	($14,486)		$59,926
Trustee's Counsel		$0			$0
Accountant		$0	$0		$4,625
Creditor Counsel	$190,286	($41,203)	($33,146)		$31,326
Creditor Advisors	$0	$13,915	($16,415)		$11,226
Other:		$56,200	($51,990)		$80,304
Total	$190,286	$51,024	($116,037)		$312,397
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Adam Fenster	Chief Financial Officer		Compensation - 4/7, 4/21		16,346

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           April 30, 2017

			Cash	Quarterly		Date
Month	Year		Disbursements **	Fee Due	Check No.	Paid

January	2017		$857,879
February	2017		$ 997,200
March	2017		$ 1,118,447

TOTAL 1st Quarter			$ 2,973,527	$ 9,750	46740	April 20, 2017

April	2017		$ 1,287,849
May	2017
June	2017

TOTAL 2nd Quarter			$ 1,287,849

July	2017
August	2017
September	2017

TOTAL 3rd Quarter

October	2017
November	2017
December	2017

TOTAL 4th Quarter

FEE SCHEDULE (as of DECEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee		Quarterly Disbursements		Fee
$0 to $14,999.....................		$325		$1,000,000 to $1,999,999....................		$6,500
$15,000 to $74,999.............		$650		$2,000,000 to $2,999,999...................		$9,750
$75,000 to $149,999.............		$975		$3,000,000 to $4,999,999.....................		$10,400
$150,000 to $224,999.........		$1,625		$5,000,000 to $14,999,999 …….		$13,000
$225,000 to $299,999..........		$1,950		$15,000,000 to $29,999,999….		$20,000
$300,000 to $999,999.........................		$4,875		$30,000,000 or more		$30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    April 30, 2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from April 1st through April 30th, there were no material unusual or non-recurring accounting transactions recorded in the accompanying financial statements.

The Debtor continues discussions with the secured lenders about their desired plans to move forward, which include reorganizing in a manner similar to the Plan previously submitted, but with a parallel process for possible sale of the Debtor’s assets. The sale process, conducted by Seaport Global, has been ongoing since late December 2016.

On April 19, 2017, the Debtor filed a motion to approve settlement with Warren Resources, Inc. and certain of its affiliates (collectively, “Warren”) relating to the Debtor’s gas transportation agreement (the “GTA”) with Warren. The settlement, if approved, provides for payment by the Debtor for all outstanding amounts owed to Warren under the GTA. Additionally, the Debtor and Warren will immediately jointly market their Atlantic Rim natural gas properties for sale, with the proceeds of any joint sale to be divided pursuant to a formula set out in the settlement.

In the pending case of Alan Eugene Humphrey and Wyoming GTL, LLC, v. Escalera Resources Co., United States District Court for the District of Colorado Case No. 15-cv-00769, the Trial has been rescheduled for the week of August 7, 2017. In this case, the Debtor is seeking reimbursement of approximately $1,400,000 from the Plaintiffs for advances made during 2014 and 2015 under a letter agreement with the Plaintiffs dated May 30, 2014.

Rev. 1/15/14